TURNER FUNDS

                         TURNER CORE GROWTH 130/30 FUND

                        Supplement dated November 3, 2008
                      to the Prospectus dated July 1, 2008

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective November 3, 2008, the fourth paragraph under the heading "Principal Strategy" on page 3 of the Prospectus is deleted and replaced with the following:

"The Fund typically holds approximately 60 to 80 securities long, ranging from 80% to 130% of the value of its net assets, and approximately 20 to 60 securities short, ranging from 1% to 30% of the value of its net assets, with a typical allocation resulting in net long exposure."



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

(TUR-_________)

                                  TURNER FUNDS

                         TURNER CONCENTRATED GROWTH FUND
                             TURNER CORE GROWTH FUND
                           TURNER EMERGING GROWTH FUND
                          TURNER LARGE CAP GROWTH FUND
                            TURNER MIDCAP GROWTH FUND
                           TURNER NEW ENTERPRISE FUND
                          TURNER SMALL CAP GROWTH FUND
                      TURNER INTERNATIONAL CORE GROWTH FUND
                            TURNER MIDCAP EQUITY FUND
                          TURNER SMALL CAP EQUITY FUND
                    TURNER QUANTITATIVE LARGE CAP VALUE FUND
                         TURNER CORE GROWTH 130/30 FUND
                  TURNER QUANTITATIVE BROAD MARKET EQUITY FUND

                        SUPPLEMENT DATED NOVEMBER 3, 2008
               TO THE STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                 DATED JANUARY 31, 2008, AS AMENDED AND RESTATED
                      ON FEBRUARY 28, 2008, AS SUPPLEMENTED

Effective November 3, 2008, the paragraph under the heading "Warrants" on page 24 of the SAI is deleted and replaced with the following:

"WARRANTS AND RIGHTS

Each Fund may invest in warrants and rights. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a specific price during a specific period of time. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities, and these instruments cease to have value if they are not exercised prior to their expiration dates."